UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018

Ecoark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S Pinnacle Hills Parkway, Suite 220, Rogers AR	72758
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 259-2977

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Ecoark Holdings, Inc. (the “Company”) accepted the resignations of Terrence Matthews and Susan Chambers as directors of the Company, effective on May 11, 2018. The resignations were not the result of any disagreement with the Company.

Pursuant to the recommendation of the Company’s Corporate Governance and Nominating Committee, the Board voted to reduce the size of the Board from eight to six members, effective on May 11, 2018 As a result of such reduction, there are currently no vacancies on the Board.

On May 11, 2018, Jay Puchir resigned as the Company’s Chief Financial Officer and Treasurer. Pursuant to a Separation Agreement with the Company (the “Separation Agreement”), Mr. Puchir will receive his normal monthly salary of $13,333 through June 11, 2018. In connection with his resignation, Mr. Puchir entered into a Consulting Agreement with the Company (the “Consulting Agreement”) for a term of six months beginning June 12, 2018 (the “Effective Date”) for $5,000 per month. Under the Consulting Agreement, Mr. Puchir has agreed to assist the Company with strategic financial and marketing services including, but not limited to, assistance with raising capital and investor relations.

The foregoing description of the Separation Agreement and Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with this Current Report.

Item 8.01.	Other Events.

On May 17, 2018, the Company issued a press release regarding the matters described above under Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	10.1	Separation Agreement between the Company and Jay Puchir, dated May 11, 2018
	99.1	Press Release, dated May 17, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018	ECOARK HOLDINGS, INC.

	By:	/s/ Randy May
	Name:	Randy May
	Title:	Chief Executive Officer

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